Vanguard Mortgage-Backed Securities ETF

Supplement to the Prospectus and Summary Prospectus Dated
December 23, 2014

Prospectus and Summary Prospectus Text Changes

The following replaces similar text under the heading “Purchase and Sale of Fund Shares” on page 42:

You can buy and sell ETF Shares of the Fund through a brokerage firm. The price you pay or receive for ETF Shares will be the prevailing market price, which may be more or less than the NAV of the shares. The brokerage firm may charge you a commission to execute the transaction. Unless imposed by your brokerage firm, there is no minimum dollar amount you must invest and no minimum number of shares you must buy. ETF Shares of the Fund cannot be directly purchased from or redeemed with the Fund, except by certain authorized broker-dealers. These broker-dealers may purchase and redeem ETF Shares only in large blocks (Creation Units) worth several million dollars, typically in exchange for cash. For this Fund, the number of ETF Shares in a Creation Unit is 25,000.

© 2015 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

PS 3142 032015

Vanguard Scottsdale Funds

Supplement to the Statement of Additional Information Dated December 23, 2014

Statement of Additional Information Text Changes

The following replaces the first paragraph under the heading “Information About the ETF Share Class”:

Each Vanguard Russell Index Fund and Vanguard Sector Bond Index Fund (collectively, the ETF Funds) offers and issues an exchange-traded class of shares called ETF Shares. Each ETF Fund issues and redeems ETF Shares in large blocks, known as “Creation Units.” For Vanguard Mortgage-Backed Securities Index Fund, the number of ETF Shares in a Creation Unit is 25,000; for Vanguard Russell 1000 Index, Vanguard Russell 1000 Value Index, Vanguard Russell 1000 Growth Index, Vanguard Short-Term Government Bond Index, Vanguard Intermediate-Term Government Bond Index, and Vanguard Long-Term Government Bond Index Funds, the number of ETF Shares in a Creation Unit is 50,000; for Vanguard Russell 2000 Index, Vanguard Russell 2000 Value Index, Vanguard Russell 2000 Growth Index, Vanguard Russell 3000 Index, Vanguard Short-Term Corporate Bond Index, Vanguard Intermediate-Term Corporate Bond Index, and Vanguard Long-Term Corporate Bond Index Funds, the number of ETF Shares in a Creation Unit is 100,000.

© 2015 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

SAI 1690A 032015